Exhibit 99.1

EMPLOYMENT AGREEMENT

THIS AGREEMENT is made as of the 29th day of MAY 2007

BETWEEN:

Chemokine Therapeutics Corp. a Delaware Corporation, having its office at

2314 Ralph Street, #12

Houston, Texas,

77006 USA and

25832 Desert Trail,

Laguna Hills, California,

92653 USA

(the "Company")

AND:

Mr. C. Richard Piazza of

2314 Ralph Street, #12

Houston, Texas,

77006 USA

 (the "Employee”)

WHEREAS,

A.

The Company is engaged in the business of the development of biotechnology products.

B.

The Employee is presently employed, or is about to be employed, by the Company on the terms and conditions which are now set forth in this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES that for and in consideration of the Employee's continued employment, the terms and conditions, premises and mutual covenants and agreements hereinafter contained, the sum of $1.00 of lawful money of the United States now paid by the Company to the Employee and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged) the parties hereto covenant and agree as follows:

1.0

Employment

1.1

The Company hereby employs the Employee in the position of Chief Executive Officer.  This position is “at-will” except as otherwise provided in Section 6.4 below.

Chemokine Therapeutics (BC) Corp. employee/employment contract	1

1.2

The Employee shall report to the Board of Directors of the Company (the “Board”), and shall perform, observe and conform to such duties and instructions as from time to time are lawfully assigned or communicated to the Employee and are consistent with the position.

1.3

Where the Employee is a new employee, the first three months of the Employee's employment with the Company shall constitute a probationary period so that the Company shall have an opportunity to determine the Employee's ability to perform the duties of and the suitability for that position.  The Company may terminate the Employee's employment during the Probationary Period as provided for in section 6 herein.

1.4

Throughout the term of this Agreement the Employee shall:

(a)

diligently, honestly and faithfully serve the Company and shall use all reasonable efforts to promote and advance the interests and goodwill of the Company;

(b)

conduct himself at all times in a manner which is not prejudicial to the Company's interests;

(c)

devote all of his business time to the business and affairs of the Company; and

(d)

not acquire, directly or indirectly, any interest that constitutes 10% or more of the voting rights attached to the outstanding shares of any corporation or 10% or more of the equity or assets in any firm, partnership or association, the business and operations of which in any manner, directly or indirectly, compete with the trade or business of the Company.

1.5

The Employee shall disclose all potential conflicts of interest and activities which could be seen to compete, indirectly or directly, with the trade or business of the Company, to the Board.  The Board shall determine, in its sole discretion, whether the activity in question constitutes a conflict of interest or competition with the Company.  To the extent that the Board, in its sole discretion determines a conflict or competition exists, the Employee shall discontinue such activity forthwith or within such longer period as the Board agrees.  The Employee shall immediately certify in writing to the Company that he has discontinued such activity and that he has, as required by the Board, cancelled any contracts or sold or otherwise disposed of any interest or assets over the 10% threshold described in subsection 1.4(d), herein acquired by the Employee by virtue of engaging in the impugned activity, or where no market exists to enable such sale or disposition, by transfer of the employee's beneficial interest into blind trust or other fiduciary arrangements over which the Employee has no control or direction, or other action that is acceptable to the Board.

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1.6

Notwithstanding sections 1.4 (d) and 11, the Employee is not restricted from nor is required to obtain the consent of the Company to make investments in any company, which is involved in pharmaceuticals or biotechnology and the securities of which are listed for trading on any Canadian or U.S. stock exchange, quotation system or the over-the-counter market.

1.7

For the purposes of sections 1.4, 1.5 and 1.6 herein, the Employee includes any firm or company owned or controlled by the Employee.

1.8

It is understood and agreed that as the Company grows, the Employee's responsibilities may be changed to meet the needs of the Company, however, such responsibilities shall be those that are reasonably assigned to the Employee by the Board and are consistent with the Employee's position.

1.9

The Employee represents, warrants and covenants to the Company as follows, knowing the Company will be relying thereon:

a)

the Employee represents that he is resident in the United States, and is not resident in Canada¸ for tax purposes;

b)

the Employee covenants that he will remain resident in the United States throughout the term of this Agreement, and will not become resident in Canada for tax purposes at any time during the term of this Agreement;

c)

the Employee covenants that he will provide to the Company at any time and from time to time as the Company may require, such proof as the Company may require regarding the residence of the Employee for tax purposes including, without limitation, copies of the tax returns of the Employee or opinions or certifications of the Employee’s tax advisors which are satisfactory to the Company;

d)

except as otherwise agreed, the Employee covenants that he will provide the services contemplated by this Agreement to the Company from offices or other places of business of the Company in the United States;

e)

the Employee covenants that he will not be present in Canada in excess of 180 days for any reason whatever in any calendar year during the term of this Agreement, and for this purpose any portion of a day spent in Canada will be counted as a full day;

f)

the Employee covenants that he will maintain complete and accurate records of the dates and times the Employee spends in the United States, Canada and other jurisdictions throughout the term of this Agreement together with records of the services performed by the Employee pursuant to this Agreement, if any, outside the United States in reasonable detail, and

Chemokine Therapeutics (BC) Corp. employee/employment contract	3

will provide the records in respect of each month during the term of this Agreement to the Company within 10 days after the end of such month;

g)

the duties to be carried out by the Employee pursuant to this Agreement shall be carried out in the United States and Canada.  For the purposes of Canadian immigration requirements, the Employee’s duties while in Canada shall not extend beyond the duties permitted to be undertaken by a Management Consultant under NAFTA.  Any duties to be undertaken by the Employee which are beyond the duties permitted to be undertaken by a Management Consultant, if any, will be carried out in the United States; and

h)

during the term of this Agreement it is the obligation of the Employee and a condition of the Employee’s continuing employment to maintain immigration status which permits the Employee to work in Canada for the purposes of this Agreement and immediately upon the loss of such status, the Employee’s employment shall immediately end without further notice or severance.

2.0

Compensation

2.1

In consideration of the services rendered by the Employee under this Agreement, the Company shall pay to the Employee the gross sum of USD$300,000 per annum in equal semi-monthly instalments ("Base Salary"). Adjustments to the Employee's Salary shall be in the absolute discretion of the Company.

2.2

The Employee shall be eligible to participate in the Company's pension plan, if and when the same is instituted, and pursuant to the terms and conditions of any such plan.

2.3

The Company shall have the right to deduct and withhold from the Employee's compensation, including in respect of benefits and other non-cash remuneration, any amounts required to be deducted and withheld under all applicable laws including, without limitation, all state, federal and other laws, rules and regulations of the United States or any other relevant jurisdiction or any taxing authority therein.

2.4

It is understood and agreed that the Company will be solely responsible for paying any and all remuneration to the Employee contemplated under this Agreement, and no subsidiary of the Company will be liable for such remuneration and no such subsidiary will bear the cost of any such remuneration.

3.0

Benefits

3.1

Subject to the successful completion of the three (3) month Probationary Period and, subject to any eligibility requirements, in lieu of being placed on the Company’s benefit plans, the Employee shall be entitled to a monthly payment of $526.00.

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3.2

The introduction and administration of the Benefits is within the Company's sole discretion, and the introduction, deletion or amendment of any Benefits shall not constitute a breach of this Agreement.

4.0

Vacation

4.1

The Employee shall be entitled to an annual vacation of Four (4) weeks per year.  The Employee's entitlement to vacation shall not be cumulative from year to year and, to the fullest extent allowed by law, any vacation entitlement not taken during the current year in excess of the minimum standard shall be forfeited.  The timing of vacations shall be in accordance with the Company's policies and practices and with the Company's needs.

4.2

At the time of termination of this Agreement any accrued vacation time for the current fiscal year of the Company shall be paid out or taken as time off, as mutually agreed by the Company and the Employee.

5.0

Term of Employment

5.1

The term of employment of the Employee by the Company pursuant to the terms of this Agreement shall commence as of March 21, 2007 and shall continue until such time as this Agreement is terminated pursuant to section 6 herein.

6.0

Termination

6.1

The Company may terminate the Employee's employment at any time, with no notice, for “Cause”.

For the purpose of this Agreement, “Cause,” as used herein, means any of the following (alone or in combination):

(1)

Employee is convicted of or takes a plea of nolo contendere to a crime involving dishonesty, fraud or moral turpitude;

(2)

Employee has engaged in any of the following: (i) fraud, embezzlement, theft or other dishonest acts, (ii) unprofessional conduct, (iii) gross negligence related to the business or (iv) other conduct that is materially detrimental to the business as determined in the reasonable business judgment of Company;

(3)

Employee materially violates a significant Company policy (as they may be amended from time to time), such as policies required by the Sarbanes-Oxley Act, Company’s Drug Free Workplace Policy or Company’s EEO policies, and does not cure such violation (if curable) within twenty (20) days after written notice from Company;

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(4)

Employee willfully takes any action that materially damages the assets (including tangible and intangible assets, such as name or reputation) of Company;

(5)

Employee fails to perform Executive’s duties in good faith or Employee persistently fails to perform Executive’s duties, and does not cure such failures within ten (10) days after written notice from Company or, if notice and cure have previously taken place regarding a similar failure to perform, if the circumstance recurs;

(6)

Employee uses or discloses (or allows others to use or disclose) Confidential Information, as defined in this Agreement, without authorization; or

(7)

Employee breaches this Agreement in any material respect and does not cure such breach (if curable) within twenty (20) days after written notice from Company or, if notice and cure have previously taken place regarding a similar breach, if a similar breach recurs.

6.2

If this Agreement and the Employee's employment are terminated for Cause, no notice, salary, benefits or allowances shall be paid or payable to the Employee after or as a result of such termination except in respect of those amounts which were payable in respect of the period ending immediately prior to such termination.

6.3

The Company may terminate the Employee's employment, without Cause,

at any time without notice or pay in lieu of notice;

6.4

The Employee may terminate this employment Agreement with the Company during the Probationary Period without notice. Thereafter the Employee may terminate this employment Agreement with the Company upon giving the Company four (4) weeks notice of resignation. On the giving of such notice by the Employee, or at any time thereafter, the Company shall have the right to elect to immediately terminate the Employee's employment, and upon such election, shall provide to the Employee a lump sum equal to the Base Salary only for four (4) weeks or to such proportion of the time that remains outstanding at the time of the election.

6.5

This Agreement shall terminate immediately upon the death of the Employee.

7.0

Confidentiality and Company Property

7.1

The Employee understands and acknowledges that the Company is engaged in a continuous program of research, development and production relating to

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Chemokine Research and related products ("Business").  Because of the nature of the Business, the Employee's employment creates a relationship of confidence between the Employee and the Company with respect to certain information that gives the Company an advantage in its business and marketplace.  In the course of carrying out and performing the Employee's duties and responsibilities to the Company, the Employee will obtain access to and be entrusted with Confidential and Proprietary Information (as hereinafter defined) relating to the Business and other affairs of the Company.

7.2

The term "Confidential and Proprietary Information" as used in this Agreement means all trade secrets, proprietary information and other data or information (and any tangible evidence, record or representation thereof), whether prepared, conceived or developed by an employee of the Company (including the Employee) or received by the Company from an outside source which is maintained in confidence by the Company or any of its customers to obtain a competitive advantage over competitors who do not have access to such trade secrets, proprietary information, or other data or information.  Without limiting the generality of the foregoing, Confidential and Proprietary Information includes:

(a)

any information, ideas, improvements, know-how, concepts, research, inventions, innovations, products, services, sales, scientific or other formulas, systems, strategies, formulae, algorithms, patterns, processes, methods, machines, manufactures, compositions, processes, procedures, tests, treatments, developments, data, experimental software, libraries and routines, audio-visual displays technical specifications, technical data, designs, devices, patterns, concepts, computer programs, training or service manuals, plans for new or revised services or products or other plans, items or strategy methods on compilation of information, or works in process, or any Invention (as defined in Section 8 below), or parts thereof, and any and all revisions and improvements relating to any of the foregoing (in each case whether or not reduced to tangible form) that relate to the Business or affairs of the Company or its subsidiary or affiliated companies, or that result from its marketing, research and/or development activities;

(b)

any information relating to the relationship of the Company with any consultants, collaborators, associates, clients, customers, suppliers, principals, contacts or prospects of the Company and any information relating to the requirements, specifications, proposals, orders, contracts or transactions of or with any such consultants, collaborators, associates, clients, customers, suppliers, principals, contacts or prospects of the Company. Including but not limited to client lists;

(c)

any sales plan, price schedule, product literature, user documentation, technical documentation, marketing material, plan or survey, business plan or opportunity, product or service development plan or specification, business proposal; and

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(d)

any information relating to the present Business or proposed business of the Company.

7.3

The Employee acknowledges and agrees that the Confidential and Proprietary Information is and will remain the exclusive property of the Company.  The Employee also agrees that the Confidential and Proprietary Information:

(a)

constitutes a proprietary right which the Company is entitled to protect; and

(b)

constitutes information and knowledge not generally known to the trade.

7.4

The Employee understands that the Company has from time to time in its possession information belonging to others or which is claimed by others to be confidential or proprietary and which the Company has agreed to keep confidential. The Employee agrees that all such information shall be Confidential and Proprietary Information for the purposes of this Agreement.

7.5

For purposes of the copyright laws of the United States of America, to the extent, if any, that such laws are applicable to any Confidential and Proprietary Information, it shall be considered a work made for hire and the Company shall be considered the author thereof.

7.6

The Employee agrees to maintain securely and hold in strict confidence all Confidential and Proprietary Information received, acquired or developed by the Employee or disclosed to the Employee as a result of or in connection with the Employee's employment with the Company. The Employee agrees to continue to hold the Confidential and Proprietary Information in strict confidence at all times after the termination of the Employee's employment for whatever reason.  The Employee will not disclose any of the Confidential and Proprietary Information to any person, firm or corporation, nor will the Employee use any of the Confidential and Proprietary Information for any purpose other than in the normal and proper course of the Employee's duties either during the term of the Employee's employment with the Company or at any time afterwards without the express written consent of the Company.  The Employee will use the Employee's best efforts to protect and safeguard Confidential and Proprietary Information from, without limitation, loss, theft, destruction or seizure.

7.7

The Employee agrees that documents, copies, records and other materials made or received by the Employee that pertain to the Business and affairs of the Company or its subsidiary or affiliated companies, including all Confidential and Proprietary Information and which are in the Employee's possession or under the Employee's control are the property of the Company and that the Employee will return same and any copies of them to the Company forthwith upon the termination of the Employee's employment or at any time immediately upon the request of the Company.

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7.8

The restrictive obligations set forth above shall not apply to the disclosure or use of any information which:

(a)

is or later becomes publicly known under circumstances involving no breach of this Agreement by the Employee;

(b)

is already known to the Employee outside his work for the Company at the time of receipt of the Confidential Information;

(c)

is disclosed to a third party under an appropriate confidentiality agreement;

(d)

is lawfully made available to the Employee by a third party;

(e)

is independently developed by the Employee who has not been privy to the Confidential Information provided by the Company, or

(f)

is required by law to be disclosed but only to the extent of such requirement and the Employee shall immediately notify in writing the Chief Executive Officer of the Company upon receipt of any request for such disclosure.

7.9

The Employee represents and warrants that he has not brought and will not bring with him to the Company any materials or use, while performing his duties for the Company, any materials or documents of a former employer which are not generally available to the public.  The Employee understands that, while employed by the Company, the Employee shall not breach any obligation or confidence or duty the Employee may have to a former employer and the Employee agrees that the Employee will fulfil all such obligations during the Employee's employment with the Company.

7.10

The Employee represents and warrants that the Employee will not use or cause to be incorporated in any of the Employee's work product any data software, information, designs, techniques or know-how which the Employee or the Company does not have the right to use.

7.11

The provisions of this section 7 shall survive the termination of this Agreement.

8.0

Inventions

8.1

The Employee agrees that all Confidential and Proprietary Information and all other discoveries, inventions, ideas, concepts, processes, products, protocols, treatments, methods, tests and improvements, algorithms, computer programs, or parts thereof, conceived, developed, reduced to practice or otherwise made by the Employee either alone or with others, and in any way relates to the present or proposed programs,

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services, products or Business of the Company, or to task assigned to the Employee during the period of the Employee's employment by the Company, whether or not conceived, developed, reduced to practice or made during the Employee's employment (collectively "Inventions"), and any and all services and products which embody, emulate or employ any such Invention shall be the sole property of the Company and all copyrights, patents, patent rights, trademarks, service marks and reproduction rights to, and other proprietary rights in, each such Invention, whether or not patentable or copyrightable, shall belong exclusively to the Company.  For purposes of the copyright laws of the United States of America, to the extent, if any, that such laws are applicable to any such Invention or any such service or product, it shall be considered a work made for hire and the Company shall be considered the author thereof.

8.2

The Employee will promptly disclose to the Company, or any persons designated by it, all Inventions.

8.3

The Employee hereby assigns to the Company or its nominee, their successors or assigns, all the Employee's rights, title and interest in and to the Inventions.

8.4

The Employee hereby waives for the benefit of the Company and its successors and assigns all the Employee's moral rights in respect of the Inventions.

8.5

The Employee further agrees to assist the Company in every proper way (but at the Company's expense) to obtain and from time to time to enforce patents or copyrights in respect of the Inventions in any and all countries, and to that end the Employee will execute all documents for use in applying for, obtaining and enforcing patents and copyrights on such Inventions as the Company may desire, together with any assignments of such Inventions to the Company or persons designated by it.  The Employee's obligation to assist the Company in obtaining and enforcing patents and copyrights for the Inventions in any and all countries shall continue beyond the termination of the Agreement.

8.6

In the event that the Company is unable for any reason whatsoever to secure the Employee's signature to any lawful and necessary document required to apply for or execute any patent, copyright, trademark or other applications with respect to any Invention (including improvements, renewals, extensions, continuations, divisions or continuations in part thereof), the Employee hereby irrevocably appoints the Company and its duly authorized officers and agents as the Employee's agents and attorneys-in-fact to execute and file any such application and to do all other lawfully permitted acts to further the prosecution and issuance of patents, copyrights or other rights thereon with the same legal force and effect as if executed by the Employee.

8.7

The Employee hereby represents and warrants that the Employee is subject to no contractual or other restriction or obligation, which will in any way limit the Employee's activities on behalf of the Company.  The Employee hereby represents and warrants to the Company that the Employee has no continuing obligations to any previous employer (a) with respect to any previous invention, discovery or other item of

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intellectual property or (b) which require the Employee not to disclose any information or data to the Company.

8.8

The provisions of this section 8 shall survive the termination of this Agreement.

9.0

Remedies

9.1

The Employee acknowledges and agrees that a breach by the Employee of any of the covenants contained in sections 7 and 8 of this Agreement herein shall result in damages to the Company and that the Company could not be adequately compensated for such damages by a monetary award.  Accordingly, in the event of any such breach, in addition to all other remedies available to the Company at law or in equity, the Company shall be entitled as a matter of right to apply to a court of competent jurisdiction for such relief by way of restraining order, temporary or permanent injunction, to cure any such breach, or as may be appropriate, to ensure compliance with the provisions of this agreement.

10.0

Property Rights of the Company

10.1

Notwithstanding anything else in this Agreement, it is expressly acknowledged and understood by the Employee that all the work product of the Employee while engaged by the Company pursuant to the terms hereof shall vest in the Company absolutely and notwithstanding the generality of the foregoing, all software, product information, improvements, notes, documents, correspondence, produced by the Employee during the term of employment hereunder shall belong absolutely to the Company. The Employee further agrees to execute without further consideration any assignments, conveyances, other documents and assurances as may be necessary to effect the intent of this provision. Notwithstanding the generality of the foregoing, the Company acknowledges that intellectual property, know-how and the like known by or in possession of the Employee as of or prior to the Employee becoming an employee of the Company is hereby expressly excluded from the foregoing restrictions.

11.0

Non-Competition

11.1

The Employee agrees that during his employment with the Company and following the termination of his employment with the Company for any or no reason, he shall not, directly or indirectly, within Canada, the United States of America and the countries comprising the European Economic Union, for a period of twelve (12) months from the date of such termination (without the prior written consent of the Company) either individually or in partnership, or in conjunction with any person or persons, firm, association, syndicate, company or corporation as principal, agent, director, officer, employee, contractor, consultant, investor or in any other manner whatsoever carry on or be engaged in, be employed by, or be concerned with or interested in, or advise, lend money to, guarantee the debts or obligations of or permit his name or any part thereof to be used or employed by any person or persons, firm, association, syndicate, company or

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corporation, engaged in or concerned with any business that is engaged in the field of research and development in which Chemokine is involved.

11.2

The Employee acknowledges that a breach by the Employee of any of the covenants contained in section 1.4(d) and section 11 herein shall result in damages to the Company and that the Company could not be adequately compensated for such damages by a monetary award.  Accordingly, in the event of any such breach, in addition to all other remedies available to the Company at law or in equity, the Company shall be entitled as a matter of right to apply to a Court of competent jurisdiction for such relief by way of restraining order, temporary or permanent injunction, decree or otherwise, as may be appropriate to ensure compliance with the provisions of this Agreement.

11.3

The Employee agrees that all documents, copies, records and other materials made or received by the Employee and which are in his possession or under his control that pertain to the business and affairs of the Company are the property of the Company and shall be returned to the Company by the Employee forthwith upon the termination of this Agreement or at any time during the term hereof immediately upon the request of the Company.

11.4

The Employee hereby agrees that all restrictions in this Agreement are reasonable and valid and all defences to the strict enforcement thereof by the Company are hereby waived by the Employee. The Employee acknowledges that the restrictions contained in this Agreement are reasonable in time, scope and geographic restraints, and do not unreasonably restrict the Employee’s ability to obtain other employment or restrain Employee’s trade.  Employee agrees that these covenants are necessary to protect Company’s Confidential Information, and Company’s legitimate business interests (including, without limitation, the confidentiality of Company’s business information, goodwill and other legitimate interests), in view of Employee’s key role with Company, and the extent of confidential and proprietary information about the entire Company to which Employee has information.  Company and Employee agree that the provisions of this Agreement do not impose an undue hardship on Employee and are not injurious to the public; that they are necessary to protect the business of Company and its affiliates and clients; that the nature of Employee’s responsibilities with Company provide and/or have provided Employee with access to Confidential Information that is valuable and confidential to Company; that Company would not employ or continue to employ Employee if Employee did not agree to the provisions of this Agreement; that this Agreement is reasonable in its terms and that consideration supports the restrictive covenants, including new consideration of a cash payment of $500, which was not otherwise owed.

12.0

Employment Standards

12.1

In the event that mandatory requirements of federal, state or local law, as it exists from time to time, are more favourable to the Employee in any respect, including but not limited to the provisions herein in respect of notice of termination, minimum wage or vacation entitlement than provided for herein, the provisions of such laws shall apply.

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13.0

General Provisions

13.1

In this Agreement, unless context otherwise requires, words importing the singular include the plural and vice versa, and words importing gender include all genders.

13.2

The headings and the clauses of this Agreement have been inserted as a matter of convenience and for reference only and in no way define, limit or enlarge the scope or meaning of this Agreement or any of its provisions.

13.3

  Assignment.  This contract is personal to Employee and may not be assigned or transferred by Employee.  In the event Company shall transfer or assign this Agreement, such transferee or assignee shall be entitled to enforce this Agreement in full, including without limitation, the non-competition and confidentiality provisions contained herein.  Employee hereby consents to any such assignment by Company.

13.4

The waiver of the Company of a breach of any provision of this Agreement by the Employee shall not operate or be construed as a waiver of any subsequent breach by the Employee.

13.5

This Agreement constitutes the entire agreement between the parties hereto relating to the employment of the Employee and supersedes any and all employment agreements or understandings, oral or written, between the Company and the Employee and any such prior agreements relating to the employment of the Employee by the Company are hereby terminated and cancelled.

13.6

This Agreement shall not be amended except in writing signed by both parties.

13.7

In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions and portions of this Agreement shall not be affected by such determination and shall remain in full force and effect to the fullest extent permitted by law.

13.8

The Employee shall, upon the reasonable request of the Company, make, do, execute or cause to be made, done or executed, all such further and lawful acts, deeds, things, documents and assurances of whatsoever nature and kind for the better or more perfect or absolute performance of the terms, conditions and intent of this Agreement.

13.9

Every notice, request, demand or direction (each for the purposes of this section, a "notice") to be given pursuant to this Agreement by any party to another shall be in writing and shall be delivered in person or sent by registered mail postage prepaid or by facsimile addressed as applicable as follows:

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If to the Employee at:

2314 Ralph Street, #12

Houston, Texas,

77006 USA

If to the Company at:

25832 Desert Trail,

Laguna Hills, California,

92653 USA

or at such other address as specified by the particular party by notice to the other.

13.10

Any notes delivered or sent in accordance with section 13.09 will be deemed to have been given and received:

(a)

if personally delivered, on the day of delivery,

(b)

if by registered mail, on the earlier of the day of receipt and the fifth (5th) business day after the day of mailing, or

(c)

if by facsimile, on the first business day following the day of transmittal.

If a notice is sent by registered mail and mail service is interrupted between the point of mailing and the destination by strike, slow down, force majeure or other cause within three (3) days before or after the time of mailing, the notice will not be deemed to be received until actually received, and the party sending the notice will use any other service which has not been so interrupted or will deliver the notice in order to ensure prompt receipt.

13.11

A reference to a statute includes all regulations made pursuant thereto, all amendments to the statute or regulations in force from time to time, and any statute or regulation which supplements or supersedes such statute or regulations.

13.12

All sums of money which are referred to in this Agreement are expressed in lawful money of the United States. This Agreement is governed by the laws of Delaware, without regard to its choice of law provisions, with venue in an appropriate court in Delaware.

13.13

The covenants set forth above in Sections 7, 8 and 11 are independent of any other provision of this Agreement.  Employee agrees that they will be enforceable whether or not Employee has any claim against Company.  Employee and Company

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agree that this Agreement should be interpreted in the way that provides the maximum protection to Company’s Confidential Information.

13.14

Time is of the essence of this Agreement.

14.0

Independent Legal Advice

14.1

The Employee acknowledges that this Agreement has been prepared by the Company's solicitors and acknowledges that the Employee has had sufficient time to review this Agreement thoroughly, that the Employee has read and understood the terms of this Agreement and that the Employee has been given the opportunity to obtain independent legal advice concerning the interpretation and effect of this Agreement prior to its execution.

[Signature page follows]

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IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the day and year first above written.

By:

Employee:	/s/ C. Richard Piazza
Name and Address:	2314 Ralph Street, #12
C. Richard Piazza,
Houston, Texas,
77006 USA

In the presence of:

/s/ S. Graham
Witness (Name and signature)

Chemokine Therapeutics Corp.

Per:

/s/ Bashir Jaffer
Authorized Officer
Name: Bashir Jaffer
Title: CFO
Date: May 29, 2007

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